UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/19/2004

VALASSIS COMMUNICATIONS INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-10991

DE	38-2760940
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

19975 Victor Parkway
Livonia, MI 48152
(Address of Principal Executive Offices, Including Zip Code)

734-591-4956
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

EX-99.1    Press Release of Valassis Communications, Inc. dated February 19, 2004

Item 12.    Results of Operations and Financial Condition

On February 19, 2004, Valassis announced its financial results for the quarter ended and year ended December 31, 2003. A copy of the Company press release related to this event is furnished as an Exhibit to this Form 8-K.

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the press release also discloses two non-GAAP financial measures, earnings and earnings per share prior to a refinance charge and writedowns. Valassis believes that this information is useful to investors and its management in evaluating on-going business operations.

The information contained herein and the accompanying exhibit shall not be incorporated by reference into any filing by Valassis, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS INC

Date: February 19, 2004.	By:	/s/ Robert L. Recchia
Robert L. Recchia
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of Valassis Communications, Inc. dated February 19, 2004